Exhibit 99.1

RIBBIT LEAP, LTD.

Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of September 15, 2020	F-3
Notes to Financial Statement	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the board of directors of

Ribbit LEAP, Ltd.

Palo Alto, California

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Ribbit LEAP, Ltd. (the “Company”) as of September 15, 2020, and the related notes (collectively, the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of September 15, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Frank, Rimerman +Co. LLP

We have served as the Company’s auditor since 2020.

San Francisco, California

September 18, 2020

Ribbit LEAP, Ltd.
Balance Sheet

September 15, 2020

September 15,
2020
ASSETS
Current assets:
Cash	$1,805,122
Total Current Assets	1,805,122
Cash held in Trust Account	402,500,000
Total Assets	$404,305,122

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$14,090
Accrued expenses	531,711
Total Current Liabilities	545,801
Deferred underwriting commissions	14,087,500
Total Liabilities	14,633,301

Commitments and Contingencies

Class A ordinary shares, $0.0001 par value; 38,467,182 shares subject to possible redemption at $10.00 per share redemption value	384,671,820

Stockholders’ Equity
Preference shares, $0.0001 par value; 1,000,000 shares authorized, no shares issued or outstanding	-
Class A ordinary shares, $0.0001 par value; 600,000,000 shares authorized; 2,787,818 issued and outstanding (excluding 38,467,182 shares subject to possible redemption)	279
Class B ordinary shares, $0.0001 par value; 10,000,000 shares authorized; 4,472,222 issued and outstanding	447
Class L ordinary shares, $0.0001 par value; 15,000,000 shares authorized; 12,777,778 issued and outstanding	1,278
Additional paid-in-capital	5,006,241
Accumulated deficit	(8,244)
Total Stockholders’ Equity	5,000,001
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$404,305,122

The accompanying notes are an integral part of this financial statement.

Ribbit LEAP, Ltd.

NOTES TO FINANCIAL STATEMENT

Note 1 — Description of Organization and Business Operations

Ribbit LEAP, Ltd. (the "Company") is a blank check company incorporated on July 7, 2020 (inception) as a Cayman Islands exempted company with limited liability for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the "Business Combination"). The Company is an emerging growth company and, as such, the Company is subject to all of the risks associated with emerging growth companies.

As of September 15, 2020, the Company had not commenced any operations. All activity through September 15, 2020 relates to the Company's formation and the initial public offering (the "Initial Public Offering") described below. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end.

The Company's sponsor is Ribbit LEAP Sponsor, Ltd., a Cayman Islands exempted company with limited liability (the "Sponsor"). The registration statement for the Company’s Initial Public Offering was declared effective on September 10, 2020. On September 15, 2020, the Company consummated its Initial Public Offering of 40,250,000 units (each, a "Unit" and collectively, the "Units"), including the 5,250,000 Units as a result of the underwriters’ exercise of their over-allotment option at $10.00 per Unit, generating gross proceeds of $402.5 million and incurring offering costs of approximately $22.9 million, inclusive of approximately $14.1 million in deferred underwriting commissions. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A ordinary shares”), and one-fifth of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A ordinary share at an exercise price of $11.50 per share, subject to adjustment.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the private placement of 1,005,000 Class A ordinary shares (the “Private Placement Shares” or “Private Placement”) generating gross proceeds of $10.1 million.

Upon the closing of the Initial Public Offering and Private Placement, $402.5 million ($10.00 per Unit) of the net proceeds of the Initial Public Offering and certain of the proceeds of the Private Placement were placed in a trust account (the “Trust Account”), located in the United States at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee, and will only be invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the assets held in the Trust Account as described below.

The Company's management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Shares, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete one or more initial Business Combinations having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on income earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination. However, the Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the partner or otherwise acquires a controlling interest in the partner sufficient for it not to be required to register as an investment company under the Investment Company Act 1940, as amended.

Ribbit LEAP, Ltd.

NOTES TO FINANCIAL STATEMENT (Continued)

Note 1 — Description of Organization and Business Operations (continued)

The Company will provide the holders (the “Public Shareholders”) of its outstanding shares of Class A ordinary shares, sold in the Initial Public Offering (the "Public Shares") with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The Public Shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.00 per Public Share). The per-share amount to be distributed to Public Shareholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 5). These Public Shares will be recorded at a redemption value and classified as temporary equity upon the completion of the Public Offering in accordance with the Financial Accounting Standards Board's ("FASB") Accounting Standards Codification ("ASC") Topic 480 "Distinguishing Liabilities from Equity." In such case, the Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and a majority of the shares voted are voted in favor of the Business Combination. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its amended and restated memorandum and articles of association, conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission ("SEC") and file tender offer documents with the SEC prior to completing a Business Combination. If, however, shareholder approval of the transactions is required by law, or the Company decides to obtain shareholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. Additionally, each Public Shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction. If the Company seeks shareholder approval in connection with a Business Combination, the initial shareholders (as defined below) have agreed to vote their Founder Shares (as defined below in Note 4), and any Public Shares purchased during or after the Public Offering in favor of a Business Combination. Subsequent to the consummation of the Public Offering, the Company adopted an insider trading policy which will require insiders to: (i) refrain from purchasing shares during certain blackout periods and when they are in possession of any material non-public information and (ii) to clear all trades with the Company’s legal counsel prior to execution. In addition, the Company’s initial shareholders have agreed to waive their redemption rights with respect to their Founder Shares and Public Shares owned by it in connection with the completion of a Business Combination.

Notwithstanding the foregoing, the Company's amended and restated memorandum and articles of association provides that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a "group" (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the shares of Class A ordinary shares sold in the Initial Public Offering, without the prior consent of the Company.

The Company's Sponsor, officers and directors (the “initial shareholders”) have agreed not to propose an amendment to the amended and restated memorandum and articles of association that would modify the substance or timing of the Company's obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of its Public Shares if the Company does not complete a Business Combination within 24 months from the closing of the Public Offering, or 27 months from the closing of this Initial Public Offering if we have executed a letter of intent, agreement in principle or definitive agreement for an initial Business Combination within 24 months from the closing of this offering (the “Combination Period”), or with respect to any other material provisions relating to shareholders' rights or pre-initial Business Combination activity, unless the Company provides the Public Shareholders with the opportunity to redeem their shares of Class A ordinary shares in conjunction with any such amendment.

If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders' rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company's obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Ribbit LEAP, Ltd.

NOTES TO FINANCIAL STATEMENT (Continued)

Note 1 — Description of Organization and Business Operations (continued)

The Sponsor, officers and directors have agreed to waive their liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the initial shareholders or members of the Company’s management team acquire Public Shares in or after the Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 5) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be only $10.00 per share initially held in the Trust Account (or less than that in certain circumstances). In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective partner business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company's indemnity of the underwriters of the Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except for the Company's independent registered public accounting firm), prospective partner businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Note 2 — Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statement is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make the comparison of the Company’s financial statements with another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Ribbit LEAP, Ltd.

NOTES TO FINANCIAL STATEMENT (Continued)

Note 2 — Summary of Significant Accounting Policies (continued)

Cash held in Trust Account

At September 15, 2020, the assets held in the Trust Account were held in cash.

Class A Ordinary Shares Subject to Possible Redemption

The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in FASB ASC Topic 480 “Distinguishing Liabilities from Equity”. Class A ordinary shares subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable Class A ordinary shares (including Class A ordinary shares that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, Class A ordinary shares is classified as stockholders’ equity. The Company’s Class A ordinary shares features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at September 15, 2020, 38,467,182 Class A ordinary shares subject to possible redemption are presented as temporary equity (for mezzanine), outside of the stockholders’ equity section of the Company’s balance sheet.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. As of September 15, 2020, the Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Financial Instruments

The fair value of the Company's assets and liabilities, which qualify as financial instruments under the FASB ASC Topic 820, "Fair Value Measurements and Disclosures," approximates the carrying amounts represented in the balance sheet.

Use of Estimates

The preparation of the financial statement in conformity with U.S. GAAP requires the Company's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Offering Costs

Offering costs consist of legal, accounting, underwriting fees and other costs incurred through the balance sheet date that are directly related to the Public Offering. Offering costs amounting to $22.9 million were charged to stockholders’ equity upon the completion of the Initial Public Offering.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under FASB ASC Topic 740, "Income Taxes". Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Ribbit LEAP, Ltd.

NOTES TO FINANCIAL STATEMENT (Continued)

Note 2 — Summary of Significant Accounting Policies (continued)

FASB ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of September 15, 2020. The Company’s management determined that the Cayman Islands is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no amounts accrued for interest and penalties as of September 15, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman federal income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statements. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Recent Accounting Pronouncements

The Company's management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company's financial statement.

Note 3 — Initial Public Offering

On September 15, 2020, the Company consummated its Initial Public Offering and sold 40,250,000 Units (each, a "Unit" and collectively, the "Units"), including the 5,250,000 Units as a result of the underwriters’ exercise of their over-allotment option, at a price of $10.00 per Unit, generating gross proceeds of $402.5 million. Each Unit consists of one Class A ordinary share, $0.0001 par value per share, and one-fifth of one redeemable warrant, each whole Public Warrant entitling the holder thereof to purchase one Class A ordinary share at an exercise price of $11.50 per share, subject to adjustment. Simultaneously with the closing of the Initial Public Offering, the Company consummated the private placement of 1,005,000 Class A ordinary shares at a purchase price of $10.00 per share, generating gross proceeds of $10.1 million.

Note 4 — Related Party Transactions

Founder Shares

On July 20, 2020, the Sponsor paid $25,000 in consideration for 25,000 ordinary shares (the "Founder Shares"), par value $1.00 per share. Up to 3,261 Founder Shares were subject to forfeiture to the extent that the over-allotment option was not exercised in full by the underwriters. The forfeiture would be adjusted to the extent that the over-allotment option was not exercised in full by the underwriters so that the Founder Shares would represent 10.0% of the Company’s issued and outstanding shares after the Initial Public Offering. On September 15, 2020, the underwriters exercised the over-allotment option in full; thus these Founder Shares were no longer subject to forfeiture.

Class B Ordinary Shares

On September 2, 2020, the Company filed an amended and restated memorandum and articles of association. Pursuant to the amendment, the then-outstanding 25,000 ordinary shares (of which 3,261 ordinary shares were subject to forfeiture if the underwriters did not exercise their over-allotment option), were subdivided into 4,472,222 Class B ordinary shares (of which 583,333 Class B ordinary shares were subject to forfeiture if the underwriters did not exercise their over-allotment option) and 12,777,7778 Class L ordinary shares (of which 1,666,667 Class L ordinary shares were subject to forfeiture if the underwriters did not exercise their over-allotment option). Upon subdivision, the Sponsor paid approximately $0.0014 per share for the Founder Shares. On September 15, 2020, the underwriters exercised the over-allotment option in full; thus the ordinary shares discussed above were no longer subject to forfeiture.

Ribbit LEAP, Ltd.

NOTES TO FINANCIAL STATEMENT (Continued)

Note 4 — Related Party Transactions (continued)

The initial shareholders agreed, subject to limited exceptions, not to transfer, assign or sell (i) any of their Founder Shares or Private Placement Shares until the earlier to occur of: (A) one year after the completion of the initial Business Combination and (B) the date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Public Shareholders having the right to exchange their ordinary shares for cash, securities or other property, and (ii) any of their Class L ordinary shares for any reason, other than to specified permitted transferees or a complete liquidation, merger, share exchange, reorganization or other similar transaction following the initial Business Combination that results in all of the Company’s Public Shareholders having the right to exchange their ordinary shares for cash, securities or other property; provided, that any Class A ordinary shares issued upon conversion Class L ordinary shares will not be subject to such restrictions on transfer.

Class L Ordinary Shares

The Sponsor owns 12,777,778 Class L ordinary shares (up to 1,666,667 Class L ordinary shares of which were subject to forfeiture). On September 15, 2020, the underwriters exercised the over-allotment option in full; thus the ordinary shares discussed above were no longer subject to forfeiture.

The Class L ordinary shares are non-voting and will convert into Class A ordinary shares following the initial Business Combination to the extent certain triggering vesting events occur prior to the 10th anniversary of the initial Business Combination. The Class L ordinary shares vest in four equal tranches upon achieving outsized share performance. If between the one year anniversary and the ten year anniversary of the initial Business Combination the closing price of the Company’s Class A ordinary shares equals or exceeds specified per share trading price targets for any 20 trading days within a 30-trading day period (the four vesting price targets equal $20.00 (‘‘First Price Vesting’’), $30.00 (‘‘Second Price Vesting’’), $40.00 (‘‘Third Price Vesting’’), and $50.00 (‘‘Fourth Price Vesting’’)), one-fourth of the Class L ordinary shares will automatically convert into Class A ordinary shares on a 1-for-1 basis. For example, if fifteen months following the consummation of our initial business combination the closing price of our Class A ordinary shares equals or exceeds $30.00 but does not exceed $40.00 for 20 trading days within a 30-trading day period, both the First Price Vesting and Second Price Vesting target achievements will be met, resulting in a total of 5,555,556 Class L Shares converting into 5,555,556 Class A ordinary shares, representing 2,777,778 associated with the First Price Vesting and 2,777,778 associated with the Second Price Vesting (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like). The Class L ordinary shares vest upon the consummation of specified strategic transactions consummated after the one year anniversary of our initial Business Combination that results in all of our Public Shareholders having the right to exchange their ordinary shares for cash, securities or other property at an effective price of at least $15.00 per Class A ordinary share (a ‘‘Qualifying Strategic Transaction’’). For example, if nine months following the consummation of our initial Business Combination we consummate a Qualifying Strategic Transaction, all of the issued and outstanding Class L ordinary shares will automatically convert into 4,861,111 Class A ordinary shares, such that sum of Class B ordinary shares owned by our Sponsor at the time of this offering and the Class A ordinary shares issued as a result of the conversion of Class L ordinary shares at the time Qualifying Strategic Transaction will equal 20% of the sum of total Class A ordinary shares issued in this offering, the Class B ordinary shares owned by our Sponsor at the time of this offering, and the Class A ordinary shares issued as a result of the conversion of Class L ordinary shares at the time of the Qualifying Strategic Transaction (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like). In the event of any Strategic Transaction occurring after the one-year anniversary of our initial Business Combination that results in all of our Public Shareholders having the right to exchange their ordinary shares for cash, securities or other property with an effective price of at least $10.00 per Class A ordinary share, all of the then-outstanding Class L ordinary shares will convert into Class A ordinary shares as follows:

•	if (and only if) the First Price Vesting shall not have occurred prior to or in connection with such Strategic Transaction and the effective price of the Strategic Transaction is greater than $10.00 per share and less than or equal to $20.00 per share, all of the then outstanding Class L ordinary shares will convert into a number of Class A ordinary shares equal to 3,194,444 multiplied by a fraction, the numerator of which is equal to the effective price of the Strategic Transaction minus $10.00 and the denominator of which is $10.00 (each as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like);

Ribbit LEAP, Ltd.

NOTES TO FINANCIAL STATEMENT (Continued)

Note 4 — Related Party Transactions (continued)

•	if (and only if) the Second Price Vesting shall not have occurred prior to or in connection with such Strategic Transaction and the effective price of the Strategic Transaction is greater than $20.00 per share and less than or equal to $30.00 per, all of the then outstanding Class L ordinary shares (after giving effect to any First Price Vesting that shall have occurred prior to or in connection with such Strategic Transaction) will convert into a number of Class A ordinary shares equal to 3,194,444 multiplied by a fraction, the numerator of which is equal to the effective price of the Strategic Transaction minus $20.00 and the denominator of which is $10.00 (each as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like);

•	if (and only if) the Third Price Vesting shall not have occurred prior to or in connection with such Strategic Transaction and the effective price of the Strategic Transaction is greater than $30.00 per share and less than or equal to $40.00 per share, all of the then outstanding Class L ordinary shares (after giving effect to any First Price Vesting or Second Price Vesting that shall have occurred prior to or in connection with such Strategic Transaction) will convert into a number of Class A ordinary shares equal to 3,194,445 multiplied by a fraction, the numerator of which is equal to the effective price of the Strategic Transaction minus $30.00 and the denominator of which is $10.00 (each as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like); and

•	if (and only if) the Fourth Price Vesting shall not have occurred prior to or in connection with such Strategic Transaction and the effective price of the Strategic Transaction is greater than $40.00 per share and less than or equal to $50.00 per share, all of the then outstanding Class L ordinary shares (after giving effect to any First Price Vesting, Second Price Vesting and Third Price Vesting that shall have occurred prior to or in connection with such Strategic Transaction) will convert into a number of Class A ordinary shares equal to 3,194,445 multiplied by a fraction, the numerator of which is equal to the effective price of the Strategic Transaction minus $40.00 and the denominator of which is $10.00 (each as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like); and

•	if (and only if) the Fourth Price Vesting shall not have occurred prior to or in connection with such Strategic Transaction and the effective price of the Strategic Transaction is greater than $50.00, all of the then outstanding Class L ordinary shares (after giving effect to any First Price Vesting, Second Price Vesting and Third Price Vesting that shall have occurred prior to or in connection with such Strategic Transaction) will convert into one Class A ordinary share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like).

For example, if seventy-two months following the consummation of our initial Business Combination we consummate a Strategic Transaction and the effective price of such Strategic Transaction is $43.00 per Class A ordinary share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) and prior to the consummation of such Strategic Transaction the First Price Vesting target shall have been met, but none of the Second Price Vesting, Third Price Vesting or Fourth Price Vesting targets shall have been met, all of the then-remaining outstanding Class L ordinary shares will automatically convert into 6,388,889 shares, representing 2,777,778 shares associated with the Second Price Vesting, 2,777,778 shares associated with the Third Price Vesting, and 833,333 associated with the Fourth Price Vesting. Together with the 2,777,778 Class L shares already vested and converted to Class A ordinary shares associated with the First Price Vesting, a total of 9,166,667 Class L shares will vest and convert into Class A ordinary shares. Class L ordinary shares that are issued and outstanding on the 10th anniversary of the initial Business Combination will be automatically forfeited. The Class L ordinary shares may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder; provided, that any Class A ordinary shares issued upon conversion of any Class L ordinary shares will not be subject to such restrictions on transfer.

Ribbit LEAP, Ltd.

NOTES TO FINANCIAL STATEMENT (Continued)

Note 4 — Related Party Transactions (continued)

Private Placement Shares

Simultaneously with the closing of the Initial Public Offering, the Sponsor has purchased 1,005,000 Class A ordinary shares at a price of $10.00 per share in a private placement for an aggregate purchase price of $10.1 million. The Private Placement Shares are identical to the shares of Class A ordinary shares sold in this offering, subject to certain limited exceptions.

The initial shareholders agreed, subject to limited exceptions, not to transfer, assign or sell (i) any of their Founder Shares or Private Placement Shares until the earlier to occur of: (A) one year after the completion of the initial Business Combination and (B) the date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Public Shareholders having the right to exchange their ordinary shares for cash, securities or other property, and (ii) any of their Class L ordinary shares for any reason, other than to specified permitted transferees or a complete liquidation, merger, share exchange, reorganization or other similar transaction following the initial Business Combination that results in all of the Company’s Public Shareholders having the right to exchange their ordinary shares for cash, securities or other property; provided, that any Class A ordinary shares issued upon conversion Class L ordinary shares will not be subject to such restrictions on transfer.

Sponsor Loan

On July 17, 2020, the Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the "Note"). This loan was non-interest bearing and payable on the earlier of the closing of the Initial Public Offering or the date on which the Company determines not to consummate the Initial Public Offering. During August 2020 and September 2020, the Company borrowed $200,000 under the Note. The Company fully repaid the Note in September 2020.

Working Capital Loans

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required ("Working Capital Loans"). If the Company completes a Business Combination, the Company would repay the Working Capital Loans. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into private placement shares at a price of $10.00 per share. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. As of September 15, 2020, the Company had no borrowings under the Working Capital Loans.

Administrative Support Agreement

Commencing on the date the Company’s securities are first listed on the New York Stock Exchange, the Company will agree to pay the Sponsor a total of $10,000 per month for office space, secretarial and administrative services. Upon completion of the initial Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees.

Note 5 — Commitments and Contingencies

Registration Rights

The holders of Founder Shares, Private Placement Shares, including the Private Placement Shares issuable upon conversion of working capital loans, the Forward Purchase Securities and the Class A ordinary share issuable upon conversion of the Class L ordinary shares and Forward Purchase Warrants underlying the Forward Purchase Securities, are entitled to registration rights pursuant to a registration rights agreement signed in connection with the Initial Public Offering. These holders will be entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, these holders will have certain "piggy-back" registration rights with respect to registration statements filed subsequent to the completion of the initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Ribbit LEAP, Ltd.

NOTES TO FINANCIAL STATEMENT (Continued)

Note 5 — Commitments and Contingencies (continued)

Underwriting Agreement

The Company granted the underwriters a 45-day option from the final prospectus relating to the Initial Public Offering to purchase up to 5,250,000 additional Units to cover over-allotments, if any, at $10.00 per Unit, less the underwriting discounts and commissions. The underwriters exercised this option in full on September 15, 2020.

The underwriters were paid an underwriting discount of $0.20 per Unit, or $8.05 million upon the closing of the Initial Public Offering. An additional $0.35 per Unit, or approximately $14.09 million in the aggregate, will be payable to the underwriters for deferred underwriting commissions. The deferred underwriting commissions will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

Risks and Uncertainties

Management is currently evaluating the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company's financial position, results of its operations and/or search for a partner company, the specific impact is not readily determinable as of the date of this financial statement. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Note 6 — Stockholders’ Equity

Class A ordinary shares - The Company is authorized to issue 600,000,000 Class A ordinary shares with a $0.0001 par value. As of September 15, 2020, there were 41,255,000 Class A ordinary shares issued and outstanding, including 38,467,182 subject to possible redemption.

Class B ordinary shares - The Company is authorized to issue 10,000,000 Class B ordinary shares with a $0.0001 par value. As of September 15, 2020, there were 4,472,222 Class B ordinary shares issued and outstanding, of which 583,333 Class B ordinary shares were subject to forfeiture to the extent that the underwriters' over-allotment was not exercised in full or in part, so that the Sponsor would own 10.0% of the Company's issued and outstanding ordinary shares after the Initial Public Offering. The underwriters exercised this option in full on September 15, 2020; thus these Class B ordinary shares were no longer subject to forfeiture.

Holders of the Class A ordinary shares and holders of the Class B ordinary shares will vote together as a single class on all matters submitted to a vote of the Company's shareholders, except as required by law or stock exchange rule; provided that only holders of the Class B ordinary shares shall have the right to vote on the election of the Company's directors prior to the initial Business Combination. Each Class B ordinary share will convert at the option of the holder into one Class A ordinary share at any time after our initial Business Combination (as adjusted for share splits, share capitalizations, reorganizations, recapitalizations and the like).

Class L ordinary shares - The Company is authorized to issue 15,000,000 Class L ordinary shares with a $0.0001 par value. As of September 15, 2020, there were 12,777,778 Class L ordinary shares issued and outstanding, of which 1,666,667 Class L ordinary shares were subject to forfeiture to the extent that the underwriters' over-allotment was not exercised in full or in part. The Class L ordinary shares are non-voting and will convert into Class A ordinary shares following the initial Business Combination to the extent certain triggering vesting events occur prior to the 10th anniversary of the initial Business Combination as described in Note 4. Any Class L shares that remain outstanding upon the 10th anniversary of the initial Business Combination will be automatically forfeited. The underwriters exercised this option in full on September 15, 2020; thus these Class L ordinary shares were no longer subject to forfeiture.

Ribbit LEAP, Ltd.

NOTES TO FINANCIAL STATEMENT (Continued)

Note 6 — Stockholders’ Equity (continued)

Preference shares - The Company is authorized to issue 1,000,000 preference shares with a $0.0001 par value, with such designations, voting and other rights and preferences as may be determined from time to time by the Company's board of directors. As of September 15, 2020 there were no preference shares issued or outstanding.

Warrants - Public Warrants may only be exercised for a whole number of shares. No fractional Public Warrants will be issued upon separation of the Units and only whole Public Warrants will trade. The Public Warrants will become exercisable on the later of (a) 30 days after the date of completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering; provided in each case that the Company has an effective registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their warrants on a cashless basis and such cashless exercise is exempt from registration under the Securities Act). The Company has agreed that as soon as practicable, but in no event later than 20 business days after the closing of the initial Business Combination, the Company will use its commercially reasonable efforts to file with the SEC a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants, and the Company will use its commercially reasonable efforts to cause the same to become effective within 60 business days after the closing of the initial Business Combination, and to maintain the effectiveness of such registration statement and a current prospectus relating to those Class A ordinary shares until the warrants expire or are redeemed; provided that if the Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a "covered security" under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a "cashless basis" in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elect, it will not be required to file or maintain in effect a registration statement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the 60th day after the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a "cashless basis" in accordance with Section 3(a)(9) of the Securities Act or another exemption, but the Company will use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

The warrants have an exercise price of at $11.50 per share and will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation. The exercise price and number of ordinary shares issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. In addition, if (x) the Company issues additional Class A ordinary shares or equity linked securities for capital raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per Class A ordinary share (with such issue price or effective issue price to be determined in good faith by the board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares, Class L ordinary shares or forward purchase securities held by the Sponsor or such affiliates, as applicable, prior to such issuance), or the Newly Issued Price, (y) the aggregate gross proceeds from such issuances represent more than 50% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of Class A ordinary shares during the 20 trading day period starting on the trading day after the day on which the Company consummates its initial Business Combination (such price, the "Market Value") is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described below will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

Once the warrants become exercisable, the Company may redeem the outstanding warrants:

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	upon a minimum of 30 days' prior written notice of redemption; and

•	if, and only if, the last reported sales price (the "closing price") of the Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for share splits, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

Ribbit LEAP, Ltd.

NOTES TO FINANCIAL STATEMENT (Continued)

Note 6 — Stockholders’ Equity (continued)

In addition, commencing ninety days after the warrants become exercisable, the Company may redeem the warrants:

•	in whole and not in part;

•	at $0.10 per warrant upon a minimum of 30 days' prior written notice of redemption provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares determined by reference to an agreed table based on the redemption date and the "fair market value" of the Class A ordinary shares (as defined below);

•	if, and only if, the closing price of the Class A ordinary shares equals or exceeds $10.00 per Public Share (as adjusted per share subdivisions, share dividends, reorganizations, recapitalizations and the like) on the trading day before the Company sends the notice of redemption to the warrant holders; and

•	if, and only if, there is an effective registration statement covering the issuance of the Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating thereto available throughout the 30-day period after written notice of redemption is given.

The "fair market value" of the Class A ordinary shares shall mean the volume weighted average price of the Class A ordinary shares as reported during the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a "cashless basis," as described in the warrant agreement. Additionally, in no event will the Company be required to net cash settle any Warrants. If the Company is unable to complete the initial Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company's assets held outside of the Trust Account with the respect to such warrants.

Accordingly, the warrants may expire worthless.

Note 7 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through September 18, 2020, the date that the financial statement was available to be issued. Based upon this review, the Company did not identify any subsequent events, not previously disclosed, that would have required adjustment or disclosure in the financial statement.